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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD: September 1997    PAYMENT DATE: 10/15/97

As of the Record Date:

Series C Invested Amount ...................................................    $  135,000,000
Series C Pool Factor .......................................................    1.000000000000

Series D (Class A and B) Invested Amount ...................................    $  109,260,000
Series D (Class A and B) Pool Factor .......................................    1.000000000000

Subordinated Series 1995-1 Invested Amount .................................    $   30,000,000
Subordinated Series 1995-1 Pool Factor .....................................    1.000000000000

Variable Funding Certificate (VFC) Invested Amount .........................    $   42,000,000

For the Settlement Period:                                                                           Per $1,000
                                                                                                     ----------

Gross Collections for the Settlement Period ................................    $   254,478,103      $   804.65
Defaulted Amount for the Settlement Period .................................            200,000            0.63
Recoveries for the Settlement Period .......................................                  0            0.00

Certificate/Fee Distribution on:  10/15/97

     Interest on the Series C Certificates .................................    $    674,578.13           $2.13
     Interest on the Series D - Class A Certificates .......................         490,520.83            1.55
     Interest on the Subordinated Series 1995-1 Certificates ...............         165,156.25            0.52
     Interest on the Series D - Class B Certificates .......................          49,434.90            0.16
     Principal of the Series C Certificates ................................               0.00            0.00
     Principal of the Series D - Class A Certificates ......................               0.00            0.00
     Principal on the Subordinated Series 1995-1 Certificates ..............               0.00            0.00
     Principal of the Series D - Class B Certificates ......................               0.00            0.00
     Servicing Fee .........................................................         570,279.98            1.80
                                                                                ---------------      ----------
                           Total of distributions ..........................    $  1,949,970.09      $     6.16
                                                                                ===============      ==========

VFC activity for the September 1997 Settlement Period:

     Beginning principal of the Variable Funding Certificate ...............    $ 24,000,000.00
     Principal from the Variable Funding Certificateholder .................      18,000,000.00
     Principal to the Variable Funding Certificateholder ...................               0.00
                                                                                ---------------
     Ending principal of the Variable Funding Certificate ..................    $ 42,000,000.00
                                                                                ===============

     Interest for the Settlement Period for the VFC ........................    $    155,043.06      $     0.49
     Liquidity Fees for the Settlement Period for the VFC ..................          17,355.85            0.05
                                                                                ---------------      ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period .......    $    172,398.91           $0.54
                                                                                ===============      ==========

As of the end of the September 1997 Settlement Period:

Subordinated Amounts:
    Series C Certificates ..................................................    $    31,666,667
    Series D - Class A Certificates ........................................    $    23,456,790
    Variable Funding Certificate  (VFC) ....................................    $     9,851,852
Aggregate Subordinated Transferor Amount ...................................    $    41,095,932

Cash Collateral Account balance ............................................    $             0
Collection Account balance .................................................    $     2,227,000
Excess Funding Account balance .............................................    $    11,000,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending October 14th.
  -   The Series C Certificate Rate was 5.99625% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.88625% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.60625% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.40625% for this Interest Accrual Period.

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